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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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The following table sets forth, according to publicly available information on file with the Securities and Exchange Commission (the "Commission") as of the dates indicated, information concerning each person known by First Union to be the beneficial owner of more than 5% of the Shares of First Union:

                                                                  AMOUNT AND NATURE
                  NAME AND ADDRESS OF                               OF BENEFICIAL          PERCENT OF
                   BENEFICIAL OWNER                                   OWNERSHIP               CLASS
                   ----------------                                   ---------               -----

         Franklin Resources, Inc.                                   2,900,418 (1)             9.18%
         777 Mariners Island Blvd.
         San Mateo, CA  94404

         Charles B. Johnson
         777 Mariners Island Blvd.
         San Mateo, CA  94404

         Rupert H. Johnson
         777 Mariners Island Blvd.
         San Mateo, CA  94404

         Franklin Mutual Advisors, Inc.
         51 John F. Kennedy Parkway
         Short Hills, NJ 07078

         Franklin Mutual Series Fund, Inc.
         51 John F. Kennedy Parkway
         Short Hills, NJ   07078


         Gotham Partners, L.P.                                       2,920,300 (2)           9.24%
         Gotham Partners II, L.P.
         Gotham International Advisors, L.L.C.
         110 East 42nd St.
         New York, New York  10017

         Apollo Real Estate Investment Fund II, L.P.                  2,135,987 (3)          6.76%
         Apollo Real Estate Advisors II, L.P.
         1301 Avenue of the Americas
         New York, New York  10019


         Stephen Feinberg                                             1,602,327 (4)          5.07%
         Cerberus Partners L.P.
         Cerberus International Ltd.
         Ultra Cerberus Fund, Ltd.
         Certam Private Funds
         450 Park Avenue, 28th Floor
         New York, New York  10022

(1) The information regarding this holder, together with information on the holdings of Franklin Mutual Advisors, Inc. ("FMAI"), Franklin Mutual Series Fund, Inc., Charles B. Johnson and Rupert H. Johnson, was received by First Union through the filing of a Schedule 13D with the Commission on or about February 23, 1998. Collectively, the persons reported in such Schedule 13D filing may be deemed to own beneficially an aggregate of 2,900,418 Shares. FMAI has sole voting and dispositive power with respect to such Shares.

(2) The information regarding this holder was received by First Union through the filing of a Schedule 13D filed with the Commission on April 1, 1998.

(3) The information regarding this holder was received by First Union through the filing with the Commission of a Schedule 13D, as amended through March 5, 1998.

(4) The information regarding this holder was received by First Union through the filing with the Commission of a Schedule 13D on February 17, 1998.


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